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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): October 25, 2004

                                    PPOL,INC.
             (Exact name of registrant as specified in its charter)

      CALIFORNIA                   000-50065                 95-4436774
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      organization)

            1 City Boulevard West, Suite 870                   92868
                  Orange, California                         (Zip Code)
        (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 221-7250


ITEM 8.01.           OTHER EVENTS AND REGULATION FD DISCLOSURE

The headquarters of PPOL, Inc. has moved. Effective November 1, 2004, the new headquarters information for PPOL, Inc. is as follows:

PPOL, Inc.
11661 San Vicente Blvd.
Suite 901
Los Angeles, CA 90049

Phone: 310-979-8513
Fax 310-979-8519


                                      * * *

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 29, 2004

                                     PPOL, Inc.

                                     By: /s/ Toshiaki Shimojo
                                         ---------------------------------
                                         Toshiaki Shimojo
                                         Secretary